Exhibit 10.11

    __________________________________
Name of Prospective Investor

“ACCREDITED INVESTOR” QUESTIONNAIRE

The undersigned, in connection with the possible private offer and sale to the undersigned of shares of Common Stock (“Common Stock”) of 808 Renewable Energy Corporation, a Nevada corporation (the “Company”), hereby represents, warrants and certifies to the Company that the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Name:

Date of Birth:	Social Security No.:

Marital Status:	Citizenship:

I am a resident of the State of:

The undersigned understands that the Company is relying on all information contained in this “Accredited Investor” Questionnaire in determining whether to offer and/or sell Common Stock to the undersigned in a manner exempt from the registration requirements of the Securities Act and applicable state securities laws.  The undersigned also understands that the Company and the Company’s legal counsel are relying on all information contained in this “Accredited Investor” Questionnaire for all purposes directly and indirectly related to the Company determination whether to offer and/or sell Common Stock to the undersigned.

The undersigned hereby represents, warrants and certifies to the Company and to the Company’s legal counsel that the undersigned falls within the category marked below.  PLEASE INDICATE EACH CATEGORY OF “ACCREDITED INVESTOR” THAT YOU SATISFY BY PLACING AN “X” ON THE APPROPRIATE LINE BELOW.

_____	Category 1.
A natural person with a net worth, or joint net worth with his/her spouse, in excess of $1,000,000, excluding the value of and debt on his/her personal residence, except debt incurred within 60 days prior to the date of the investment is included in net worth.

_____	Category 2.
A natural person with an individual income (excluding income of his/her spouse) in excess of $200,000 in each of the last two calendar years, or with joint income with his/her spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

_____	Category 3.	A director or executive officer or general partner of 808 Renewable Energy Corporation.

_____	Category 4.
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities that may be offered, whose purchase would be directed by a sophisticated person as described in Rule 506 of Regulation D.

_____	Category 5.	Any entity in which all of the equity owners are “accredited investors.”

List the individuals, firms or businesses to which you have access and rely upon for professional advice and counseling with regard to investments of any nature, and the frequency with which you consult said individuals, firms or businesses. This list should include any accountant, broker, investment advisor, attorney or tax advisor from whom you have sought or seek advice regarding investments:

8. Do you have any prior business or personal relationship with a director or officer of the company (Patrick Carter, Peter Kirkbride or any other officer or director)? If so, please give a brief description of said prior relationship.

The undersigned hereby also represents, warrants and certifies to the Company, to the Company and to the Company’s legal counsel that Common Stock that may be acquired by the undersigned from the Company will be acquired by the undersigned for private investment purposes only and solely for the undersigned’s own account, in the undersigned’s own name, and not with a view to or for sale in connection with any distribution of those securities.

The Company hereby advises the undersigned (a) that Common Stock that may be acquired by the undersigned from the Company will be sold and transferred by the Company to the undersigned without registration under the Securities Act and applicable state securities laws in reliance on one or more exemptions from the registration requirements of the Securities Act and applicable state securities laws and (b) that such Common Stock therefore cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from the registration requirements of the Securities Act and applicable state securities laws is available to be relied on with respect to any contemplated resale. The undersigned understands and the undersigned hereby acknowledges to have been advised by the Company and the Company of all of the foregoing information set forth in this paragraph.

IN WITNESS WHEREOF, the undersigned has completed and executed this “Accredited Investor” Questionnaire to be effective as of _________ ___, 2012.

Signature for Individual “Accredited Investor”:

Signature

Printed or Typed Name

Address of Principal Residence:
Telephone Numbers:	Home:	Business:

Signature for Trust or Entity “Accredited Investor”:

By:

Type of Trust or Entity

Printed or Typed Name and Title of Person Signing